SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2004

HEI, Inc.

(Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

     On June 22, 2004, at the ThinkEquity Partners ThinkBig Conference in Chicago, Illinois, Mack Traynor made a presentation to certain participants at the conference. A copy of such presentation is attached as exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     Not Applicable.

     (b) Pro Forma Financial Information.

     Not Applicable

     (c) Exhibits:

99.1	Presentation dated June 22, 2004, presented by Mack Traynor at the ThinkEquity Partners ThinkBig Conference.

Forward-Looking Statements

Some of the Information included in this Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” and similar words. You should read statements that contain these words carefully for the following reasons: such statements discuss our future expectations, such statements contain projections of future earnings or financial condition and such statements state other forward-looking information. Although it is important to communicate our expectations, there may be events in the future that we are not accurately able to predict or over which we have no control. The risk factors included in Item 7 of our Annual Report on Form 10-K for the fiscal year ended August 31, 2003 provide examples of such risks, uncertainties and events that may cause actual results to differ materially from our expectations and the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, as we undertake no obligation to update these forward-looking statements to reflect ensuing events or circumstances, or subsequent actual results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated: June 22, 2004	By	/s/ Douglas J. Nesbit

Douglas J. Nesbit
Its: Chief Financial Officer, Treasurer, Secretary